Exhibit 1.1

Execution Copy

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(a Delaware limited partnership)

7,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Dated: November 15, 2011

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(a Delaware limited partnership)

7,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

November 15, 2011

Merrill Lynch, Pierce, Fenner & Smith

            Incorporated

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

                  Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Penn Virginia Resource Partners, L.P., a Delaware limited partnership (the “Partnership”), Penn Virginia Resource GP, LLC, a Delaware limited liability company and sole general partner of the Partnership (the “General Partner”), and PVR Finco LLC, a Delaware limited liability company (“PVR Finco”), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other Underwriters named in Schedule 1 hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 13 hereof), for whom Merrill Lynch, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC are acting as representatives (in such capacity, the “Representatives”) with respect to (i) the sale by the Partnership and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common units representing limited partner interests in the Partnership (“Common Units”) set forth in Schedule 1 hereto and (ii) the grant by the Partnership to the Underwriters, acting severally and not jointly, of the option described in Section 2 hereof to purchase all or any part of 1,050,000 additional Common Units to cover overallotments, if any. The aforesaid 7,000,000 Common Units (the “Initial Units”) to be purchased by the Underwriters and all or any part of the 1,050,000 Common Units subject to the option described in Section 2 hereof (the “Option Units”) are herein called, collectively, the “Units.”

The subsidiaries of the Partnership listed on Schedule 2 attached hereto are referred to herein as the “Material Subsidiaries.” The General Partner, the Partnership and PVR Finco are herein called, collectively, the “Partnership Parties.” The Partnership Parties and the direct or indirect majority owned subsidiaries of PVR Finco are herein called, collectively, the “Partnership Entities.”

1. Representations, Warranties and Agreements of the Partnership Parties. The Partnership Parties jointly and severally represent, warrant and agree that:

(a) Registration; Definitions; No Stop Order. A registration statement (No. 333-166103) on Form S-3 relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 8:05 a.m., New York City time, on November 15, 2011;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the pricing information included in Schedule 3 and each Issuer Free Writing Prospectus filed with the Commission on or before the Applicable Time, as set forth on Schedule 4, other than a “road show” that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vi) “Prospectus” means the final prospectus relating to the Units, including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means the registration statement on Form S-3 (No. 333-166103), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the

Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Partnership Parties, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b) Registration Statement and Prospectus Conform to the Requirements of the Securities Act. The Registration Statement conformed in all material respects on the Effective Date and will conform in all material respects on each Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed in all material respects when filed with the Commission, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and on each Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.

(c) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(d) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on each Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(e) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f) No Material Misstatements or Omissions in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements, any filing requirements and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and

Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Units will not be required to be filed pursuant to the Rules and Regulations.

(h) Well-Known Seasoned Issuer. The Partnership is a well-known seasoned issuer, as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Securities.

(i) Formation and Qualification of Partnership. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement. The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(j) Formation and Qualification of the General Partner and the Material Subsidiaries. Each of the General Partner and the Material Subsidiaries has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or the Oklahoma Limited Liability Company Act (the “Oklahoma LLC Act”), as the case may be, with full limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner, to act as general partner of the Partnership. Each of the General Partner and the Material Subsidiaries is, or at each Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k) Ownership of the General Partner. As of the date hereof, the Partnership is the sole member of the General Partner, with a 100% membership interest in the General Partner. Such membership interest has been duly authorized and validly issued in accordance with the Sixth Amended and Restated Limited Liability Company Agreement of the General Partner (the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act).

(l) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and owns a non-economic management interest in the Partnership; such non-economic management interest has been duly authorized and validly issued in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and the General Partner owns such non-economic management interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”).

(m) Capitalization of the Partnership. As of the date hereof, the issued and outstanding limited partner interests of the Partnership consist of 70,981,867 Common Units. All outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(n) Valid Issuance of Units. At the Initial Delivery Date or any Option Units Delivery Date, as the case may be, the Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby, will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-607 and 17-804 of the Delaware LP Act).

(o) Ownership of PVR Finco. The Partnership owns a 100% membership interest in PVR Finco; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of PVR Finco (the “PVR Finco Agreement”) and is fully paid (to the extent required under the PVR Finco Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those pursuant to the Amended and Restated Credit Agreement, dated August 13, 2010, by and among PVR Finco, the guarantors party thereto, PNC Bank, National Association, as administrative agent and the other financial institutions party thereto, as amended (the “Credit Agreement”).

(p) Ownership of Operating Company. PVR Finco owns a 100% membership interest in Penn Virginia Operating Co., LLC, a Delaware limited liability company (the “Operating Company”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and PVR Finco owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement.

(q) Ownership of Midstream LLC. PVR Finco owns a 100% membership interest in PVR Midstream LLC, a Delaware limited liability company (“Midstream LLC”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Midstream LLC (the “Midstream LLC Agreement”) and is fully paid (to the extent required under the Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and PVR Finco owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement.

(r) Ownership of Material Subsidiaries. The Operating Company owns a 100% membership interest in each of Fieldcrest Resources LLC, Loadout LLC, Toney Fork LLC and Kanawha Rail LLC; Midstream LLC owns a 100% membership interest in PVR Gas Resources, LLC, a Delaware limited liability company (“Gas Resources”); and Gas Resources owns a 100% membership interest in each of PVR Marcellus Gas Gathering, LLC, PVR North Texas Gas Gathering, LLC, PVR Cherokee Gas Processing LLC, PVR Gas Processing LLC and PVR Natural Gas Gathering LLC. Such membership interests have been duly authorized and validly issued in accordance with the respective limited liability company agreement of such Material Subsidiaries (together, the “Material Subsidiary LLC Agreements”) and are fully paid (to the extent required under the applicable Material Subsidiary LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act or Sections 18-2031, 18-2040 and 18-2054.4 of the Oklahoma LLC Act, as the case may be); and the Operating Company, Midstream LLC or Gas Resources, as the case may be, owns such membership interest free and clear of all Liens, other than those pursuant to the Credit Agreement. No subsidiary of the Partnership, other than the Material Subsidiaries, is a “significant subsidiary” (as such term is defined under Rule 405 of the Rules and Regulations) of the Partnership.

(s) No Other Subsidiaries. Other than (i) the subsidiaries listed on Exhibit 21.1 to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Commission, (ii) Loadout LLC’s 50% interest in a joint venture with affiliates of Massey Energy Company, (iii) Midstream LLC’s interests in CBC/Leon Limited Partnership, Leon Limited Partnership I and Bright Star Partnership and the 25% interest in Thunder Creek Gas Services, L.L.C.), (iv) PVR East Texas Gas Processing LLC’s interests in CrossPoint Pipeline, LLC, (v) PVR Services, LLC, (vi) Penn Virginia Resource GP, LLC, (vii) PVR Water Services, LLC and (viii) PVR Water Services, LLC’s 51% interest in Aqua-PVR Water Services, LLC, a joint venture with affiliates of Aqua America, Inc., the Partnership does not own, directly or indirectly, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity other than its membership interests in the General Partner. Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(t) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests of the Partnership. Neither the filing of the Registration Statement nor the offering or sale of the Units by the Partnership as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or for equity awards granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership interest in the Partnership.

(u) Authority and Authorization. The Partnership Parties have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their partners or members for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.

(v) Authorization of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(w) Partnership Organizational Agreements. At each Delivery Date:

(i) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii) the General Partner LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(iii) the PVR Finco Agreement has been duly authorized, executed and delivered by the Partnership, and is valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

(iv) the Operating Company Agreement has been duly authorized, executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms; and

(v) the Midstream LLC Agreement has been duly authorized, executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

provided that, with respect to each agreement described in this Section 1(w), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

The Partnership Agreement and the General Partner LLC Agreement are herein collectively referred to as the “Partnership Organizational Agreements.”

(x) No Conflicts. None of the execution, delivery and performance of this Agreement by the Partnership Parties or the offering and sale of the Units or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the Partnership Organizational Agreements or the other organizational documents of any of the Partnership, the General Partner or the Material Subsidiaries, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership, the General Partner or the Material Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership, the General Partner or the Material Subsidiaries or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership, the General Partner or the Material Subsidiaries, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of the Partnership Parties to perform their obligations under this Agreement.

(y) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties or the consummation by the Partnership Parties of the transactions contemplated by this Agreement, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws and (ii) such consents that have been, or prior to the Initial Delivery Date will be, obtained.

(z) No Default. None of the Partnership, the General Partner or the Material Subsidiaries is (i) in violation of its Partnership Organizational Agreement or other organizational documents, as the case may be, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or would materially impair the ability of any of the Partnership Parties to perform their obligations under this Agreement.

(aa) Conformity of Units to Description in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(bb) Independent Public Accountants. KPMG LLP, who has certified the audited financial statements which are incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which it reported incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(cc) Financial Statements. The historical financial statements (including the related notes and supporting schedules) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted) and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods indicated and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The historical financial information contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption “Selected Financial Data” is derived from the accounting records of the Partnership and its consolidated subsidiaries taken as a whole and fairly presents the information purported to be shown thereby.

(dd) Statistical and Market-Related Data. The statistical and market-related data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects.

(ee) No Material Adverse Change. No Partnership Entity has sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), (i) no Partnership Entity has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Entities, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management, business or prospects of the Partnership Entities, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any Partnership Entity, or to which any Partnership Entity is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(gg) Title to Properties. The Partnership Entities have good and indefeasible title to all real property and good title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by the Partnership Entities, free and clear of all Liens except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole.

(hh) Rights-of-Way. The Partnership Entities have such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct their business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted; the Partnership Entities have fulfilled and performed all of their material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted, subject in each case to such qualification as may be set forth in the most recent Preliminary Prospectus and the Prospectus; and, except as described in the most recent Preliminary Prospectus and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(ii) Permits. The Partnership Entities have or operate pursuant to such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease their properties and to conduct their business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus or other securities filings and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; the Partnership Entities have fulfilled and performed all their material obligations with respect to such permits and, to the knowledge of the Partnership Parties, no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(jj) Books and Records. The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(kk) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not reasonably be expected to result in a Material Adverse Effect.

(ll) Investment Company. No Partnership Entity is now, and after the sale of the Units to be sold by the Partnership hereunder will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(mm) Environmental Compliance. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received or operate pursuant to all permits required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) are in compliance with all terms and conditions of any such permits and (iv) have not received any written notice of any actual or potential liability for the investigation or remediation of any disposal or release of Hazardous Material. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(nn) No Labor Dispute. No labor dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is imminent or threatened that would reasonably be expected to result in a Material Adverse Effect.

(oo) ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which any of the Partnership Entities would have any material liability, excluding any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) (each a “Plan”), has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) with respect to each Plan subject to Title IV of ERISA, (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each such Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) none of the Partnership Entities has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(pp) Certain Relationships and Related Transactions. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no relationship, direct or indirect, exists between any of the Partnership Entities, on the one hand, and the directors, officers, unitholders, customers or suppliers of any of the Partnership Entities, on the other hand, that is required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus which is not so described.

(qq) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(rr) Litigation. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any Partnership Entity is or may be a party or to which the business or property of any Partnership Entity is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any Partnership Entity is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units or (C) in any manner draw into question the validity of this Agreement.

(ss) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed, and prior to the later to occur of the last Delivery Date and completion of the distribution of the Units, none of the Partnership Entities will distribute, any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i).

(tt) Market Stabilization. The Partnership Entities have not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(uu) Disclosure Controls and Procedures. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010; and (iii) as of December 31, 2010, are effective in all material respects to perform the functions for which they were established.

(vv) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership reviewed or audited by KPMG LLP and the audit committee of the board of directors of the General Partner, (i) none of the Partnership Entities has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any such entities to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any such entity, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ww) Sarbanes-Oxley Act of 2002. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is and has been no failure on the part of any of the Partnership Entities or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to such Partnership Entities.

(xx) Foreign Corrupt Practices Act. None of the Partnership, any of its subsidiaries or, to the knowledge of the Partnership, any director, officer, agent, employee, affiliate or other person acting on behalf of the Partnership Parties or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Partnership and, to the knowledge of the Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(yy) Money Laundering Laws. The operations of the Partnership and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or body (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any governmental agency or body involving the Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Partnership, threatened.

(zz) OFAC. None of the Partnership, any of its subsidiaries or, to the knowledge of the Partnership, any director, officer, agent, employee, affiliate or representative of the Partnership Parties or any of their subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Partnership located, organized or resident in a country or territory that is the subject of Sanctions; and the Partnership will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(aaa) Listing. As of the Initial Delivery Date, the Units will have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance.

2. Purchase of the Units by the Underwriters.

On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell to each Underwriter, severally and not jointly, the number of Initial Units set forth opposite that Underwriter’s name in Schedule 2 hereto, and each Underwriter, severally and not jointly, agrees to purchase the Initial Units, plus any additional number of Initial Units which such Underwriter may become obligated to purchase pursuant to the provisions of Section 13 hereof. The price of the Initial Units purchased by the Underwriters shall be $23.56 per Unit (the “Purchase Price”).

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,050,000 Option Units at a price per Unit equal to the Purchase Price, less an amount per Unit equal to any distribution declared by the Partnership after the date of this Agreement and payable on the Initial Units but not payable on the Option Units. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments made in connection with the offering and distribution of the Initial Units upon notice by the Representatives to the Partnership setting forth the number of Option Units as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Units. Any such time and date shall be determined by the Representatives, but, except with respect to any Option Units to be purchased on the Initial Delivery Date, shall not be earlier than three full business days, nor later than seven full business days, after the exercise of said option, nor in any event prior to the date the Initial Units are purchased. If the option is exercised as to all or any portion of the Option Units, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Units then being purchased which the number of Initial Units set forth in Schedule 2 opposite the name of such Underwriter bears to the total number of Initial Units, subject, in each case, to such adjustments as Merrill Lynch in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

3. Offering of Units by the Underwriters. The Underwriters, acting severally and not jointly, propose to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Units. Delivery of and payment for the Initial Units shall be made at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, New York, New York 10103,

at 10:00 a.m., New York City time, on November 18, 2011, or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. In addition, in the event that any or all of the Option Units are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Units shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Partnership, on a date as specified in the notice from Merrill Lynch to the Partnership.

The foregoing date and time of payment for and delivery of the Initial Units is sometimes referred herein to as the “Initial Delivery Date.” Each date and time any Option Units are delivered is sometimes referred to herein as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to herein as a “Delivery Date.” Delivery of the Units shall be made to the Representatives for the respective accounts of the Underwriters against payment by the Underwriters of the aggregate purchase price of the Units to or upon the order of the Partnership by wire transfer in immediately available funds to the account or accounts specified by the Partnership. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Units and the Option Units, if any, which it has agreed to purchase. Merrill Lynch, individual and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Units or the Option Units, if any, to be purchased by any Underwriter whose funds have not been received by the applicable Delivery Date, but such payment shall not relieve such Underwriter from its obligations hereunder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder. The Partnership shall deliver the Units through the facilities of DTC unless the Representatives shall otherwise instruct.

5. Further Agreements of the Partnership Parties and the Underwriters.

(a) Each of the Partnership Parties, jointly and severally, covenants and agrees with each Underwriter:

(i) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period described by the rule; (ii) to make no further amendment or any supplement to a Registration Statement or to the Prospectus prior to the last Delivery Date except as provided herein; (iii) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to a Registration Statement has been filed or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of a Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.

(iii) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; (iii) each Issuer Free Writing Prospectus; and (iv) conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and, subject to Section 5(a)(iv) hereof, file with the Commission an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld or delayed.

(v) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; to comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(vi) Reports to Security Holders. As soon as practicable after the date hereof, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(vii) Blue Sky Qualifications. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign limited liability company, to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(viii) Lock-up Period; Lock-up Letters. For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any other Common Units or securities convertible into or exchangeable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than grants pursuant to plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any Registration Statement on Form S-8 relating to a plan existing on the date hereof) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Merrill Lynch, and to cause the General Partner and the executive officers and directors of the General Partner to furnish to Merrill Lynch, prior to the date of this Agreement, a letter or letters, substantially in the form of Exhibit C hereto (the “Lock-Up Agreements”).

(ix) Correspondence. The Partnership will promptly provide the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Units under the Securities Act.

(x) Market Stabilization. The Partnership Parties will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(b) Use of “Issuer Information” in “Free Writing Prospectus.” The Underwriters agree that the Underwriters shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by the Underwriters without the prior written consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”).

6. Expenses. The Partnership Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that the Partnership Parties will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of sale of the Units; (f) the listing of the Units on the NYSE or any other exchange; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(vii) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units that they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, when made on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Partnership Parties shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and the Prospectus shall comply with any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise.

(b) The Underwriters shall not have discovered and disclosed to any of the Partnership Parties on or prior to any Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Andrews Kurth LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel for the Partnership, addressed to the Underwriters and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

(e) Bruce D. Davis, Jr., General Counsel of the General Partner, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f) The Representatives shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated the applicable Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(g) At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP one or more letters, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus and the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) With respect to the letter(s) of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Representatives one or more letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated the applicable Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i) The Partnership shall have furnished to the Representatives a certificate, dated the applicable Delivery Date, signed on behalf of the Partnership by (i) the Chief Executive Officer of the General Partner and (ii) the Chief Financial Officer of the General Partner, stating that:

(i) the representations, warranties and agreements of the Partnership Parties in Section 1 are true and correct on and as of the applicable Delivery Date, and the Partnership Parties have complied with all agreements contained herein and satisfied all the conditions to be performed or satisfied by the Partnership Parties hereunder at or prior to the applicable Delivery Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to their knowledge, threatened; and

(iii) they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j) Except as described in the most recent Preliminary Prospectus and the Prospectus, (i) none of the Partnership Entities shall have sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus and the Prospectus any loss or interference with its business from fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) nor shall there have been a change in the partners’ capital, members’ interest, or long-term debt of any of the Partnership Entities or change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on the applicable Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE, the NYSE Amex Equities or the Nasdaq Global Market or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on the applicable Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) The NYSE shall have approved the Units for listing.

(m) The Lock-Up Agreements between the Representatives and each person or entity set forth on Schedule 5, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on each Delivery Date.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter or (ii) (A) the omission or alleged omission to state in any the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning an Underwriter furnished to the Partnership Parties by or on behalf of an Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Partnership Parties may otherwise have to the Underwriters or to any director, officer, employee, agent or controlling person of the Underwriters.

(b) Each Underwriter severally shall indemnify and hold harmless each of the Partnership Parties, their respective directors, managers, officers and employees, and each person, if any, who controls any of the Partnership Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning an Underwriter furnished to the Partnership by or on behalf of an Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Underwriters may otherwise have to the Partnership Parties or any such director, manager, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), an Underwriter shall not be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The Underwriters confirm and the Partnership Parties acknowledge that the statements regarding the delivery of the Units by the Underwriter set forth on the cover page of the Prospectus and the concession figure in the fifth paragraph and the statements in the thirteen, fourteenth and fifteenth paragraphs dealing with stabilization or related activities appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, Registration Statement, the Prospectus any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

9. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(j) or 7(k) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

10. Reimbursement of Underwriters’ Expenses. If the Partnership shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any of the Partnership Parties to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Partnership Parties is not fulfilled for any reason, the Partnership Parties will, jointly and severally, reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership Parties shall pay the full amount thereof to the Underwriters. If this Agreement is terminated by reason of the default of the Underwriters or pursuant to Section 7(k), the Partnership Parties shall not be obligated to reimburse the Underwriters on account of their expenses.

11. Research Analyst Independence. The Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by such Underwriters’ investment banking divisions. The Partnership Parties acknowledge that each Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

12. No Fiduciary Duty. The Partnership Parties acknowledge and agree that in connection with this offering and sale of the Units or any other services the several Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Partnership Parties and any other person, on the one hand, and any Underwriter, on the other, exists; (ii) no Underwriter is acting as an advisor, expert or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their affiliates may have interests that differ from those of the Partnership Parties. Each of the Partnership Parties hereby waive any claims that any such entity may have against each Underwriter with respect to any breach of fiduciary duty in connection with this offering.

13. Default by One or More of the Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Initial Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Initial Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such

Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or any of the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 10. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 13, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties, including expenses paid pursuant to Sections 6 and 10, for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any of the Partnership Parties, shall be delivered or sent by mail, telex or facsimile transmission to such Partnership Party at (i) Five Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attention: Mr. Bruce D. Davis, Jr., Executive Vice President and General Counsel (Fax: 610-975-8201) and (ii) Five Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, Pennsylvania 19087, Attention: Mr. Robert B. Wallace, Executive Vice President and Chief Financial Officer (Fax: 610-975-8201);

(b) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission c/o Merrill Lynch at One Bryant Park, New York New York 10036, attention of Syndicate Department, with a copy to ECM Legal; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk; RBC Capital Markets, LLC, Three World Financial Center, 9th Floor, 200 Versey Street, New York, New York 10281, Attention: Equity Syndicate Desk; and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Legal Division.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriters, and the Partnership Parties and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Partnership Parties by the Partnership.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of each Underwriter and each person or persons, if any, who control such Underwriter within the meaning of Section 15 of the Securities Act and (B) the representations, warranties, indemnities and agreements of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the respective directors, managers and officers of the Partnership Parties, officers of the General Partner who have signed the Registration Statement and any person controlling any of the Partnership Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its general partner

By:	/s/ Robert B. Wallace

Name:	Robert B. Wallace
Title:	Executive Vice President and Chief Financial Officer

PENN VIRGINIA RESOURCE GP, LLC

By:	/s/ Robert B. Wallace

Name:	Robert B. Wallace
Title:	Executive Vice President and Chief Financial Officer

PVR FINCO LLC

By:	/s/ Robert B. Wallace

Name:	Robert B. Wallace
Title:	Executive Vice President and Chief Financial Officer

Partnership Parties Signature Page

to Underwriting Agreement

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

By:	/s/ Robert D. Valbona
Authorized Signatory

Underwriters’ Signature Page

to Underwriting Agreement

SCHEDULE 1

Name of Underwriter	Number of Initial Units

Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,120,000
Citigroup Global Markets Inc.	980,000
J.P. Morgan Securities LLC	980,000
RBC Capital Markets, LLC	980,000
Wells Fargo Securities, LLC	980,000
UBS Securities LLC	490,000
Barclays Capital Inc.	490,000
Deutsche Bank Securities Inc.	490,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	245,000
Stifel, Nicolaus & Company, Incorporated	245,000

Total	7,000,000

Schedule 1

SCHEDULE 2

MATERIAL SUBSIDIARIES

Name	Jurisdiction of Organization
PVR Finco LLC	Delaware
Penn Virginia Operating Co., LLC	Delaware
PVR Midstream LLC	Delaware
PVR Gas Resources LLC	Delaware
PVR North Texas Gas Gathering LLC	Delaware
PVR Gas Processing LLC	Oklahoma
PVR Natural Gas Gathering LLC	Oklahoma
PVR Cherokee Gas Processing LLC	Oklahoma
Fieldcrest Resources LLC	Delaware
Toney Fork LLC	Delaware
Loadout LLC	Delaware
PVR Marcellus Gas Gathering, LLC	Delaware
Kanawha Rail LLC	Virginia

Schedule 2

SCHEDULE 3

ORALLY CONVEYED PRICING INFORMATION

The number of Units is 7,000,000 Initial Units, or if the Underwriters exercise in full their option to purchase additional Units granted in Section 2 of this Agreement, the number of Units will be 8,050,000 Units.

The initial public offering price per Unit for the Units shall be $24.55.

Schedule 3

SCHEDULE 4

ISSUER FREE WRITING PROSPECTUS

None.

Schedule 4

SCHEDULE 5

PERSONS DELIVERING LOCK-UP AGREEMENTS

William H. Shea, Jr.

Edward B. Cloues, II

James L. Gardner

Robert J. Hall

Thomas W. Hofmann

James R. Montague

Marsha R. Perelman

John C. van Roden, Jr.

Jonathan B. Weller

Bruce D. Davis, Jr.

Keith D. Horton

Ronald K. Page

Robert B. Wallace

Schedule 5

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Partnership has been duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b) The General Partner has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The General Partner is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(c) The Units and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and are validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(d) The Partnership is the sole member of the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement, and is fully paid (to the extent required under General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns its membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(e) The General Partner is the sole general partner of the Partnership with a non-economic management interest in the Partnership; such interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the Partnership Agreement.

(f) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership arising under any agreement filed with the Commission by the Partnership. To such counsel’s knowledge and except as provided in the Partnership Agreement, neither the filing of the Registration Statement or the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership.

(g) Each of the Partnership Parties has the requisite partnership or limited liability company power and authority, as the case may be, to execute and deliver this Agreement and to perform its

Exhibit A-1

obligations hereunder. All corporate, partnership or limited liability company action, as the case may be, required to be taken by any of the Partnership Parties or any of their respective partners, unitholders or members for the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been validly taken.

(h) This Agreement has been duly authorized and validly executed and delivered by the Partnership Parties.

(i)

(i) The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with the terms;

(ii) The General Partner LLC Agreement is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

provided that, with respect to each agreement described above, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(j) None of the execution, delivery and performance of this Agreement by the Partnership Parties, the offering and sale of the Units or the consummation of the transactions contemplated hereby (A) constitutes or will constitute a violation of the Partnership Organizational Agreements or the other organizational documents of any of the Partnership Parties, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement listed on a schedule to such opinion; (C) results or will result in the creation or imposition of any Liens upon any property or assets of any of the Partnership Entities, under any agreement listed on a schedule to such opinion; or (D) results or will result in a violation of the Delaware LP Act or the Delaware LLC Act or any federal statute, which violations or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have a Material Adverse Effect or would materially impair the ability of the Partnership Parties to perform their obligations under this Agreement.

(k) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act or the Delaware LLC Act or federal law is required for the execution, delivery and performance of this Agreement by the Partnership Parties or the consummation of the transactions contemplated hereby by the Partnership Parties, except for (i) such consents required under the Securities Act and the Exchange Act or under state securities or “Blue Sky” laws (as to which such counsel need not express any opinion) and (ii) such consents that have been, or prior to the Initial Delivery Date will be, obtained.

(l) The Common Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy” and “Description of Our Common Units.”

(m) The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Description of Our Common Units” and “Material Provisions of the Partnership Agreement” insofar as they purport to constitute summaries of the

Exhibit A-2

Partnership Agreement, the Common Units, matters of the Delaware LP Act or legal conclusions, are accurate summaries in all material respects.

(n) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(o) The Registration Statement became effective under the Securities Act on April 16, 2010. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

(p) The Registration Statement, on the Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, appeared, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial, accounting and reserve data contained in or omitted from the Registration Statement or the Prospectus.

(q) The Partnership is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Partnership Parties set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act and the Delaware LLC Act, (D) with respect to the opinions expressed in subparagraphs (a) through (b) above as to the valid existence, good standing, due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of the Partnership or the General Partner, state that such counsel relied solely on certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to the applicable Delivery Date and shall be provided to you), (E) with respect to the opinions expressed in clause (i) of paragraphs (d) and (e) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the Partnership or the General Partner or one of more or them, as debtors, and (F) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any Partnership Entity may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

Exhibit A-3

(A) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of the applicable Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting and reserve information included in or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Exhibit A-4

EXHIBIT B

FORM OF OPINION OF BRUCE D. DAVIS, JR.

(a) Each of PVR Finco, the Operating Company and Midstream LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each of PVR Finco, the Operating Company and Midstream LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on a schedule to such opinion.

(b) None of the offering and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Partnership, the General Partner, PVR Finco, the Operating Company or Midstream LLC is a party or by which any of them or any of their respective properties may be bound (except for the Credit Agreement, all Loan Documents (as defined in the Credit Agreement) and the Purchase and Sale Agreement dated December 19, 2002 among Peabody Energy Corporation, Eastern Associated Coal Corp., Peabody Natural Resources Company and the Partnership, as to which such counsel does not opine); or (ii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency, body or arbitrator or other authority directed to any of the Partnership, the General Partner, PVR Finco, the Operating Company or Midstream LLC or any of their properties in a proceeding to which any of them or their property is subject, which breach, violation or default, in the case of clause (i) or (ii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would materially impair the ability of the Partnership Parties to perform their obligations under this Agreement.

(c) To the knowledge of such counsel, each of the Partnership, the General Partner, PVR Finco, the Operating Company and Midstream LLC has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership Entities, taken as a whole, and, to the knowledge of such counsel, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(d) To the knowledge of such counsel, none of the Partnership, the General Partner, PVR Finco, the Operating Company and Midstream LLC is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to

Exhibit B-1

which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect (except for the Credit Agreement, all Loan Documents (as defined in the Credit Agreement) and the Purchase and Sale Agreement dated December 19, 2002 among Peabody Energy Corporation, Eastern Associated Coal Corp., Peabody Natural Resources Company and the Partnership, as to which such counsel does not opine).

(e) The PVR Finco Agreement has been duly executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms.

(f) The Operating Company Agreement has been duly executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

(g) The Midstream LLC Agreement has been duly executed and delivered by PVR Finco and is a valid and legally binding agreement of PVR Finco, enforceable against PVR Finco in accordance with its terms.

(h) The Partnership is the sole member of PVR Finco with a 100% membership interest in PVR Finco; PVR Finco is the sole member of each of the Operating Company and Midstream LLC with a 100% membership interest in each of the Operating Company and Midstream LLC; such membership interests have been duly authorized and validly issued in accordance with the PVR Finco Agreement, the Operating Company Agreement or the Midstream LLC Agreement, as applicable, and are fully paid (to the extent required under the PVR Finco Agreement, Operating Company Agreement or the Midstream LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership or PVR Finco, as the case may be, owns such membership interests, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or PVR Finco, as the case may be, as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, other than those pursuant to the Credit Agreement.

(i) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatening against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entity, is reasonably likely to have a Material Adverse Effect. To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(j) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or for equity awards granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, to the knowledge of such counsel, there are no outstanding

Exhibit B-2

options or warrants to purchase any partnership or membership interest or capital stock in any Partnership Entity.

(k) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the knowledge of such counsel, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partners interests in the Partnership pursuant to any agreement to which the Partnership is a party (other than agreements filed with the Commission by the Partnership).

In rendering such opinion, such counsel may (A) rely solely respect of matters of fact upon the representations of the Partnership Parties set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws, the Delaware LP Act and the Delaware LLC Act, (D) with respect to the opinion expressed in subparagraph (a) above as to the valid existence, good standing, due qualification or registration as a foreign limited liability company, as the case may be, of PVR Finco, the Operating Company and Midstream LLC, state that such counsel relied solely on certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to the applicable Delivery Date and shall be provided to you), (E) with respect to the opinion expressed in clause (ii) of paragraph (h) above, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the Partnership or PVR Finco, or one or both of them, as debtors, and (F) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of the applicable Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s

Exhibit B-3

report thereon, (ii) any other financial, accounting and reserve information, included in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Exhibit B-4

EXHIBIT C

November     , 2011

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated,

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Merrill Lynch”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the underwriters named therein (the “Underwriters”) from Penn Virginia Resource Partners, L.P. (the “Partnership”) of common units representing limited partner interests (the “Common Units”) in the Partnership, and that the Underwriters propose to reoffer such Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Merrill Lynch, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, whether now owned or hereafter acquired, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus relating to the Offering.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective by November 30, 2011, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units to be included in the Offering, the undersigned will be released from all obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Exhibit C-1

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership and the Underwriters.

[Signature page follows]

Exhibit C-2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Yours very truly,

Dated: November , 2011

Exhibit C-3